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                                                                   EXHIBIT 10.52


         THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                               VCAMPUS CORPORATION

                            VOID AFTER APRIL 20, 2005

         This Warrant (the "Warrant") is issued to US WEST Internet Ventures, Inc. or its registered assigns ("Holder") by VCampus Corporation, a Delaware corporation (the "Company"), on April 20, 2000 (the "Warrant Issue Date") for consideration of $1,000 in the aggregate, receipt of which is hereby acknowledged.

         1. Purchase Shares. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to 714,285 shares of Common Stock of the Company (the "Warrant Shares") at the Exercise Price (defined below), subject to adjustment as provided in Section 8 (and subject to adjustment as provided in Section 5 in the event the Holder elects the "cashless exercise" procedure in Section 5).

         2. Exercise Price. The purchase price for the Shares shall be $7.00 per Warrant Share, as adjusted from time to time pursuant to Section 8 hereof (the "Exercise Price").

         3. Exercise Period. This Warrant shall be exercisable with respect to one-half (1/2) of the Warrant Shares commencing immediately upon issuance and with respect to the remaining one-half (1/2) of the Warrant Shares commencing one year from the date of issuance, and ending at 5:00 p.m. on April 20, 2005.

         4. Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

               (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Exercise attached hereto, to the Secretary of the Company at its principal offices; and

               (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Warrant Shares being purchased.

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         5. Net Exercise. In lieu of exercising this Warrant pursuant to Section
4, the Holder may elect to receive, without the payment by the Holder of any additional consideration, Warrant Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the Notice of Exercise attached hereto indicating such election, in which event the Company shall issue to the holder hereof a number of Warrant Shares computed using the following formula:

                                       Y (A - B)
                                       ---------
                               X =         A

 Where:   X =  The number of Warrant Shares to be issued to the Holder pursuant to this net exercise;

          Y = The number of Warrant Shares in respect of which the net issue election is made;

          A = The fair market value of one Warrant Share at the time the net issue election is made;

          B =  The Exercise Price (as adjusted to the date of the net issuance).

For purposes of this Section 5, the fair market value of one Warrant Share as of a particular date shall be determined as follows: (i) if traded on a securities exchange or through the Nasdaq National Market or the Nasdaq SmallCap Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty (30) day period ending one day prior to the net exercise election; (ii) if traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending one day prior to the net exercise; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company; provided, however, the Holder covenants and agrees that at least 30 days prior to effecting a net exercise pursuant to this Section 5, it will provide written notice of same to the Company and that it will make itself reasonably available to review any proposals submitted by the Company during such period in an effort to reach an agreement by which the Holder would effect a cash exercise for the full number of Warrant Shares in lieu of effecting a net exercise; provided further, however, that (i) any proposal may be rejected by the Holder in its sole discretion and (ii) Holder shall not be required to give such notice or review proposals if doing so would limit Holder's rights, in any material respect, to resale the Warrant Shares under any available registration statement or if Holder notifies the Company that reviewing proposals would be unproductive because Holder has no funds available for such an investment.

         6. Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Warrant Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within ten
(10) days of the delivery of the subscription notice.


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         7. Issuance of Shares. The Company covenants that the Warrant Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

         8. Adjustment of Exercise Price and Kind and Number of Shares. The number and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

               (a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant (i) subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, (ii) issue additional shares of its Common Stock or other equity securities as a dividend with respect to any shares of its Common Stock, or (iii) declare a cash dividend with respect to any shares of its Common Stock, the number of shares of Common Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock or cash dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this
          Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

               (b) Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant (subject to adjustment of the Exercise Price as provided in Section
          8), the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

               (c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.


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               (d) Issuance of New Warrant. Upon the occurrence of any of the events listed in this Section 8 that results in an adjustment of the type, number or exercise price of the securities underlying this Warrant, the Holder shall have the right to receive a new warrant reflecting such adjustment upon the Holder tendering this Warrant in exchange. The new warrant shall otherwise have terms identical to this Warrant.

         9. Covenants and Conditions.

               (a) No Impairment. Pursuant to the terms and conditions of this Warrant, Company shall: (i) reserve an appropriate number of shares of Company's Common Stock to facilitate the issuance of shares to Holder pursuant to this Warrant, (ii) not amend its articles or take any other action that would materially impair Company's ability to comply with the terms of the Warrant or otherwise unfairly impair the rights of the Holder, and (iii) provide Holder with reasonable notice before Company undertakes any significant corporate action that would have a material impact upon Holder's rights under the Warrant or upon the rights of the holders of Common Stock generally.

               (b) Registration Rights. The Company and Holder shall enter into a Registration Rights Agreement simultaneous with the execution of this Warrant on terms mutually agreeable to both parties.

         10. Representations and Warranties. Pursuant to the terms and conditions of this Warrant, the Company represents and warrants that (i) the Company is properly organized and structured pursuant to all applicable corporate laws of the State of Delaware, (ii) the issuance of this Warrant has been duly authorized by all necessary corporate action of the Company and does not conflict with the terms any of the bylaws, articles of incorporation or material agreements of the Company, (iii) the capitalization of the Company (on a fully diluted basis) is as set forth on Exhibit A hereto and (iv) all reports and other information filed with the United States Securities Exchange Commission were, on the date they were filed, complete and accurate in all material respects, and do not make any material misstatement or omit to state any facts that are material to the operations, financial results or prospects of the Company. In addition, the Company has disclosed to Holder all material changes in the Company's operations, financial results or prospects since the date of its most recent SEC filing.

         11. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

         12. No Stockholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a stockholder with respect to the shares of Common Stock issuable on the exercise hereof, including (without limitation) the right to vote such shares of Common Stock, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 12 shall limit the right of the Holder to be provided the Notices required under this Warrant.


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         13. Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and assigns.

         14. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder. Any waiver or amendment effected in accordance with this Section shall be binding upon each holder of any shares of Common Stock purchased under this Warrant at the time outstanding (including securities into which such shares have been converted), each future holder of all such Shares, and the Company.

         15. Notices. All notices required under this Warrant and shall be deemed to have been given or made for all purposes (i) upon personal delivery,
(ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

         16. Attorneys' Fees. If any action of law or equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

         17. Captions. The section and subsection headings of this Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

         18. Governing Law. This Warrant shall be governed by the laws of the State of Virginia as applied to agreements among Virginia residents made and to be performed entirely within the State of Virginia.

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IN WITNESS WHEREOF, VCampus Corporation caused this Warrant to be executed by an officer thereunto duly authorized.

                                  VCAMPUS CORPORATION

                                  By:
                                         -------------------------------
                                  Name:
                                         -------------------------------
                                  Address: 1850 Centennial Park Drive, Suite 200
                                           Reston, VA 20191



                                  Fax Number: (703) 893-1905



Agreed and Accepted:



U S WEST INTERNET VENTURES, INC.





By:
      -------------------------------

Name:
      -------------------------------

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                               NOTICE OF EXERCISE



To:

         The undersigned hereby elects to [check applicable subsection]:

         ________ (a) Purchase _________________ shares of Common Stock of _____________, pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice;

         OR

         ________ (b) Exercise the attached Warrant for [all of the shares] [________ of the shares] [cross out inapplicable phrase] purchasable under the Warrant pursuant to the net exercise provisions of Section 5 of such Warrant.

         The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                                 WARRANTHOLDER:


                                 -----------------------------------------


                                 By:
                                     [NAME]

                                 Address:

Date:


Name in which shares should be registered:

               EXHIBIT A -- CAPITALIZATION OF VCAMPUS CORPORATION




As of April 20, 2000

Instrument                             Shares
Common Stock                         7,675,001
Preferred Stock - Series C             623,339
Preferred Stock - Series D           1,073,370
Preferred Stock - Series E             141,913
Stock Warrants                       2,441,532
Stock Options                        1,601,359

  Total:                            13,556,514